UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM DEF 14C

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2006 friendlyway Corporation
(Exact name of Registrant as Specified in its Charter)

Nevada	0-20317	88-0270266
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7222 Commerce Center Drive
Colorado Springs, CO 80919
(Address of Principal Executive Offices including Zip Code)

(719) 359-5533
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

friendlyway Corporation
7222 Commerce Center Drive, #240
Colorado Springs, CO 80919

July 23, 2006

Dear Stockholder:

I am writing to inform you that the board of directors of friendlyway Corporation, a Nevada corporation (sometimes hereinafter referred to as “we”, “us” or “our company”), and holders of a majority of the issued and outstanding shares of our capital stock entitled to vote on the matter set forth herein, have approved the following corporate action in lieu of a meeting pursuant to Section 78.320 of the Nevada General Corporation Law:

1.	The amendment to our Articles of Incorporation to:

(i)	change our corporate name to “PSI Corporation”;

(ii)	increase the number of authorized shares of our Common Stock from 100,000,000 shares to 300,000,000 shares; and

(iii)	Amend and revise the By-Laws of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement, which describes the above corporate action in more detail, is being furnished to our stockholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effective until twenty (20) calendar days after the mailing of this Information Statement to our stockholders, at which time we will file the Certificate of Amendment with the Nevada Secretary of State to effectuate the actions described above. The reverse stock split and the decrease in the number of our authorized capital stock will be effective at such time after the expiration of the aforementioned twenty (20) day period as our board of directors has determined the appropriate effective time.

Sincerely,

Ken Upcraft
Chief Executive Officer

friendlyway Corporation
7222 Commerce Center Drive, Suite 240
Colorado Springs, CO 80919

INFORMATION STATEMENT
August 17, 2006

This Information Statement is being mailed to the stockholders of friendlyway Corporation, a Nevada corporation (sometimes hereinafter referred to as “we”, “us” or “our company”), on or about August 17, 2006 in connection with the corporate action referred to below. Our Board of Directors (the “Board”) and holders of a majority of the issued and outstanding shares of our capital stock entitled to vote on the matter set forth herein have approved such matter. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on July 14, 2006 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTION

The Nevada General Corporation Law permits the holders of a majority of the shares of our outstanding capital stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of our stockholders. On July 14, 2006, the holders (collectively, the “Majority Stockholders”) of (i) an aggregate of 29,733,635 shares of our common stock, par value $.001 per share (the “Common Stock”), which represented approximately 57% of the total votes entitled to be cast on the matter set forth herein, consented in writing without a meeting to the matter described below. As a result, no further votes will be needed. As of the Record Date, we had outstanding 52,101,765 shares of Common Stock. The corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

The Board and the Majority Stockholders have consented to the adoption and filing of a Certificate of Amendment (the “Amendment”) our Articles of Incorporation in the form of Exhibit A attached to this Information Statement, which provides for: (i) the change of our corporate name to “PSI Corporation.”, (ii) the increase in our total number of authorized shares of Common Stock from 100,000,000 shares to 300,000,000 shares and (iv) revise and amend the By-Laws in the form of Exhibit B. We will pay the expenses of furnishing this Information Statement to our stockholders, including the cost of preparing, assembling and mailing this Information Statement.

AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE CORPORATION, TO INCREASE THE TOTAL NUMBER
 OF AUTHORIZED SHARES OF COMMON STOCK AND REVISE AND AMEND THE BY-LAWS

On July 14, 2006, the Board and the Majority Stockholders adopted resolutions to amend our Articles of Incorporation to: (i) change our corporate name to “PSI Corporation.” (iii) to increase the number of authorized shares of our Common Stock, from 100,000,000 shares to 300,000,000 shares, and (iv) revise and amend the By-Laws of the Company.

Name Change

The change in our corporate name is deemed necessary to better take advantage of the name recognition and goodwill established by our wholly-owned subsidiary, Pantel Systems, Inc., a Nevada corporation (“Pantel”), in the e-banking placed base kiosk business. Furthermore, the Company has rescinded a license agreement with Friendlyway AG of Germany which prevents the Company from continuing to use the name of “friendlyway”

The voting and other rights that accompany our Common Stock will not be affected by the change in our corporate name. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to our transfer agent. After the name change, we will apply for a new CUSIP number for our Common Stock and it is anticipated that our trading symbol for the OTC Bulletin Board will be changed from “FDWY”. The proposed name change will not have any material affect on our business, operations, reporting requirements or stock price.

Increase in Authorized Shares of Common Stock

Our current authorized capital consists of 105,000,000 shares of capital stock, Common Stock represents 100,000,000 of the authorization and 5,000,000 are designated as Preferred Stock.

Our Articles of Incorporation currently provide that we are authorized to issue 100,000,000 shares of Common Stock. The Board believes that the authorized shares of Common Stock should be increased to 300,000,000 shares. The purpose for the increase in the number of authorized shares of Common Stock is to afford us flexibility in making acquisitions through the use of stock, structuring joint ventures and strategic alliances, raising equity capital, reserving additional shares for issuance under employee incentive plans, and facilitating other general corporate purposes, including stock dividends, stock splits and similar uses.

Revision and Amendment of the By-Laws of the Company

Our current By-laws have been reviewed and needed updating to reflect current corporate governance issues. We have included the Revised and Amended for reference as Exhibit B. Additionally, the revised and amended By-Laws allow the Board of Directors to appoint new directors pending shareholder approval at the next regularly scheduled shareholder meeting. This was not permitted in the existing By-Laws which hampered the ability of the Board to increase its size to meet the needs of the board, the company and the shareholders.

RIGHTS OF DISSENTING STOCKHOLDERS/APPRAISAL RIGHTS

Our stockholders are not entitled to appraisal or dissenters rights under the laws of the State of Nevada by virtue of an amendment to our Articles of Incorporation (i) changing our corporate name, (ii) increasing the number of shares of our Common Stock that we may issue or (iii) revising and amending the Company By-Laws.

PRINCIPAL STOCKHOLDERS AND
SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of July 14, 2006 regarding beneficial stock ownership of (i) all persons known to us to be beneficial owners of more than 5% of each class of outstanding capital stock of our company; (ii) each director of our company and our executive officers and (iii) all officers and directors of our company as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by him, except as otherwise indicated. The beneficial owners set forth below have been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

Name	Address	Number of Shares Beneficially Owned(1)	Percent of Outstanding Shares(1)

David V. Lott	(2)	400,000.76%

Ken Upcraft	(2)	20,000,000	38.09%

Farrand Investment Bankers	(2)	5,753,635	10.96%

Alex von Welczeck	(2)	7,130,175	13.58%

Friendlyway AG	(2)	7,529,825	14.34%

All directors and executive officers as a group (two persons) plus 5%+ shareholders		40,813,635	77.74%
____________________
(1)
For the purposes of this table, a person is deemed to have “beneficial ownership” of any shares of capital stock that such person has the right to acquire within 60 days of July 14, 2006. All percentages for common stock are calculated based upon a total of 52,501,765 shares outstanding as of October 3, 2005, plus, in the case of the person for whom the calculation is made, that number of shares of common stock that such person has the right to acquire within 60 days of July 14, 2005.

(2)	The address for such person is c/o friendlyway Corporation, 7222 Commerce Center Drive, Suite 240, Colorado Springs, CO 80919.

.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

None of our officers, directors or any of their respective affiliates has any substantial interest in the proposal to be acted upon.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements as such term is defined by the SEC in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,”“will,”“expect,”“believe,”“anticipate,”“intend,”“could,”“estimate,”“might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the SEC.

INCORPORATION OF FINANCIAL INFORMATION

Our Annual Report on Form 10-KSB for the year ended October 31, 2005, as filed with the SEC (“Annual Report”) is incorporated in its entirety by reference into this Information Statement. This Information Statement is accompanied by a copy of the Annual Report. We will provide, without charge, to each stockholder as of the record date, upon the written or oral request of the stockholder and by first class mail or other equally prompt means within one business day of our receipt of such request, additional copies of the Annual Report that we have incorporated by reference into this Information Statement, as well as all amendments thereto, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to friendlyway Corporation, 7222 Commerce Center Drive, Suite 240, Colorado Springs, CO 80919, Attn: Ken Upcraft, Chief Executive Officer. Oral requests should be directed to Denise Hoover at 719-359-5533.

PROXIES ARE NOT SOLICITED

As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

DELIVERY OF DOCUMENTS TO SECURITY
HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at 719-359-5533 or by mail to our address at 7222 Commerce Center Drive, #240, Colorado Springs, CO 80919

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the SEC, 450 Fifth Street, NW, Washington, DC 20549 or may be accessed on the SEC website at www.sec.gov.

By Order of the Board of Directors

/s/Ken Upcraft
Ken Upcraft
Chief Executive Officer
August 17, 2006

Exhibit A

CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION
OF FRIENDLYWAY CORPORATION.

The undersigned officer of friendlyway Corporation. does hereby certify that:

1.    The name of the corporation for which this Certificate of Amendment to the Articles of Incorporation is being filed is friendlyway Corporation. (the “Corporation”).

2.    The original Articles of Incorporation of the Corporation, as subsequently amended, were filed on September 26, 1990 (the "Articles of Incorporation").

3.    The Articles of Incorporation of the Corporation shall be amended as follows:

A.	Article I is amended and restated in its entirety to read as follows: The name of the Corporation is PSI Corporation; and

B.	Article III is amended and restated in its entirety to read as follows:

4. The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is Three Hundred Five Million (305,000,000), consisting of Three Hundred Million (300,000,000) shares of common stock, par value $.001 per share (the “Common Stock”), and Five Million (5,000,000) shares of preferred stock, par value $.001 per share (the “Preferred Stock”).

5. Preferred Stock. The Preferred Stock may be issued from time in one or more series. The Board is hereby expressly vested with the authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the voting powers, if any, the dividend rate, conversion rights, redemption price, or liquidation preference, of any series of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holder is required pursuant to the terms of any series of Preferred Stock.

6. This Certificate of Amendment to the Articles of Incorporation has been approved by the Board of Directors of the Corporation and by more than a majority of the outstanding stockholders of the Corporation. The number of shares entitled to vote on this Certificate of Amendment was 52,501,765 and the number of shares that voted in favor of this Certificate of Amendment was 29,733,635.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has hereunto set his hands this _____ day of August 2006.

Name: Ken Upcraft
Title: Chief Executive Officer

STATE OF _______________             )
       ) ss.:
COUNTY OF _____________              )

On the ___ day of July 2006 personally appeared, to me _____________ who, being duly sworn, did depose and say that he is the Chief Executive Officer of friendlyway Corporation., a Nevada corporation, and which executed the foregoing Certificate of Amendment to the Articles of Incorporation and that he executed the same by authority of the Board of Directors and a vote by more than a majority of the outstanding stockholders of friendlyway Corporation.

Signature of Notary Public,

(Notary Seal)	(Print, Type or Stamp Commissioned
Name of Notary Public)

July 11, 2006

Exhibit B
Revised and Restated
BYLAWS

of

FRIENDLYWAY CORPORATION

ARTICLE I
STOCKHOLDERS

Section 1.01 Annual Meeting. An annual meeting of the stockholders of the corporation shall be held at 2:00 o'clock in the afternoon on the second Thursday of June in each year, commencing after the first anniversary of incorporation, but if such date is a legal holiday, then on the next succeeding business day, for the purpose of electing directors of the corpo-ration to serve during the ensuing year and for the transaction of such other business as may properly come before the meeting. If the election of the directors is not held on the day desig-nated here-in for any annual meeting of the stockholders, or at any adjourn-ment thereof, the president shall cause the election to be held at a special meeting of the stockholders as soon thereafter as is convenient.

Section 1.02 Special Meetings.

(a) Special meetings of the stockholders may be called by the chairman or the chief executive officer and shall be called by the chairman, the chief executive officer or the Board of Directors at the written request of the holders of not less than fifty-one percent (51%) of the voting power of any class of the corporation's stock entitled to vote.

(b) No business shall be acted upon at a special meeting except as set forth in the notice calling the meeting, unless one of the conditions for the holding of a meeting without notice set forth in Section 1.05 shall be satisfied, in which case any business may be transacted and the meeting shall be valid for all purposes.

Section 1.03 Place of Meetings. Any meeting of the stockholders of the corporation may be held at its registered office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by stockholders entitled to vote may designate any place for the holding of such meeting.

Section 1.04 Notice of Meetings.

(a) The chairman, the chief executive officer, the secretary or any other individual designated by the Board of Directors shall sign and deliver written notice of any meeting at least ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting and the purpose or purposes for which the meeting is called.

(b) In the case of an annual meeting, any proper business may be presented for action, except that action on any of the following items shall be taken only if the general nature of the proposal is stated in the notice:

(1) Action with respect to any contract or transaction between the corporation and one or more of its directors or officers or between the corporation and any corporation, firm or association in which one or more of the corporation's directors or officers is a director or officer or is financially interested;

(2) Adoption of amendments to the Articles of Incorporation; or

(3) Action with respect to a merger, share exchange, reorganization, partial or complete liquidation, or dissolution of the corporation.

(c) A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record entitled to vote at the meeting at the address appearing on the records of the corporation, and the notice shall be deemed delivered the date the same is deposited in the United States mail for transmission to such stockholder. If the address of any stockholder does not appear upon the records of the corporation, it will be sufficient to address any notice to such stockholder at the registered office of the corporation.

(d) The written certificate of the individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice.

(e) Any stockholder may waive notice of any meeting by a signed writing, either before or after the meeting.

Section 1.05 Meeting Without Notice.

(a) Whenever all persons entitled to vote at any meeting consent, either by:

(1) A writing on the records of the meeting or filed with the secretary; or

(2) Presence at such meeting and oral consent entered on the minutes; or

(3) Taking part in the deliberations at such meeting without objection;

the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed.

(b) At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

(c) If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting.

(d) Such consent or approval may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

Section 1.06 Determination of Stockholders of Record.

(a) For the purpose of determining the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

(b) If no record date is fixed, the record date for determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) entitled to express consent to corporate action in writing without a meeting shall be the day on which the first written consent is expressed; and (iii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote an any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.07 Quorum; Adjourned Meetings.

(a) Unless the Articles of Incorporation provide for a different proportion, stockholders holding at least a majority of the voting power of the corporation's stock, represented in person or by proxy, are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least a majority of the voting power within each such class is necessary to constitute a quorum of each such class.

(b) If a quorum is not represented, a majority of the voting power so represented may adjourn the meeting from time to time until holders of the voting power required to constitute a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called. When a stockholders' meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum of the voting power.

Section 1.08 Voting.

(a) Unless otherwise provided in the Articles of Incorporation, or in the resolution providing for the issuance of the stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder's duly authorized proxy or attorney-in-fact, shall be entitled to one (1) vote for each share of voting stock standing registered in such stockholder's name on the record date.

(b) Except as otherwise provided herein, all votes with respect to shares standing in the name of an individual on the record date (including pledged shares) shall be cast only by that individual or such individual's duly authorized proxy, attorney-in-fact, or voting trustee(s) pursuant to a voting trust. With respect to shares held by a representative of the estate of a deceased stockholder, guardian, conservator, custodian or trustee, votes may be cast by such holder upon proof of capacity, even though the shares do not stand in the name of such holder. In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand in the name of the receiver; provided, that the order of the court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand in the name of a minor, votes may be cast only by the duly appointed guardian of the estate of such minor if such guardian has provided the corporation with written proof of such appointment.

(c) With respect to shares standing in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the board of directors of such other corporation or by such individual (including the officer making the authorization) authorized in writing to do so by the chairman, president or any vice president of such corporation and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the corporation of satisfactory evidence of his authority to do so.

(d) Notwithstanding anything to the contrary herein contained, no votes may be cast for shares owned by this corporation or its subsidiaries, if any. If shares are held by this corporation or its subsidiaries, if any, in a fiduciary capacity, no votes shall be cast with respect thereto on any matter except to the extent that the beneficial owner thereof possesses and exercises either a right to vote or to give the corporation holding the same binding instructions on how to vote.

(e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

(f) With respect to shares standing in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:

(1) If only one person votes, the vote of such person binds all.

(2) If more than one person casts votes, the act of the majority so voting binds all.

(3) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

(g) If a quorum is present, unless the Articles of Incorporation provide for a different proportion, action by the stockholders on a matter other than the election of directors is approved and is the act of the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless voting by classes is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the number of votes cast in favor of the action by the voting power of each such class must exceed the number of votes cast in opposition to the action by the voting power of each such class.

Section 1.09 Proxies. At any meeting of stockholders, any holder of shares entitled to vote may designate, in any manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. No proxy is valid after the expiration of six (6) months from the date of its creation, unless it is coupled with an interest or unless otherwise specified in the proxy. In no event shall the term of a proxy exceed seven (7) years from the date of its creation. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

Section 1.10 Order of Business. At the annual stockholder's meeting, the regular order of business shall be as follows:

1. Determination of stockholders present and existence of quorum, in person or by proxy;

2. Reading and approval of the minutes of the previous meeting or meetings;

3. Reports of the Board of Directors, and, if any, the president, treasurer and secretary of the corporation;

4. Reports of committees;

5. Election of directors;

6. Unfinished business;

7. New business;

8. Adjournment.

Section 1.11 Absentees' Consent to Meetings. Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in Section 1.04(a) and (b) of these Bylaws.

Section 1.12 Telephonic Meetings. Stockholders may participate in a meeting of the stockholders by means of a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 1.12 constitutes presence in person at the meeting.

Section 1.13 Action Without Meeting. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by the holders of the voting power of the corporation that would be required at a meeting to constitute the act of the stockholders. Whenever action is taken by written consent, a meeting of stockholders need not be called or notice given. The written consent may be signed in counterparts and must be filed with the minutes of the proceedings of the stockholders.

ARTICLE II
DIRECTORS

Section 2.01 Number, Tenure, and Qualifications. Unless a larger number is required by the laws of the State of Nevada or the Articles of Incorporation or until changed in the manner provided herein, the Board of Directors of the corporation shall consist of at least one (1) individual and not more than nine (9) individuals who shall be elected at the annual meeting of the stockholders of the corporation and who shall hold office for one (1) year or until his, her or their successors are elected and qualify. A director need not be a stockholder of the corporation.

Section 2.02 Change In Number. Subject to any limitations in the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, the number of directors within the fixed minimum and maximum set forth in Section 2.01 may be changed from time to time by resolution adopted by the Board of Directors or the stockholders.

Section 2.03 Reduction In Number. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

Section 2.04 Resignation. Any director may resign effective upon giving written notice to the chairman, the president, the secretary, or in the absence of all of them, any other officer, unless the notice specifies a later time for effectiveness of such resignation.

Section 2.05 Removal.

(a) The Board of Directors of the corporation, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony.

(b) Any director may be removed from office by the vote or written consent of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote, except that if the corporation's Articles of Incorporation provide for the election of directors by cumulative voting, any director or directors who constitute fewer than all of the incumbent directors may not be removed from office at any one time or as a result of any one transaction except upon the vote of stockholders owning sufficient shares to prevent each director's election to office at the time of removal.

Section 2.06 Vacancies.

(a) All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the Articles of Incorporation unless, in the case of removal of a director, the stockholders by a majority of voting power shall have appointed a successor to the removed director. Subject to the provisions of Subsection (b) below, (i) in the case of the replacement of a director, the appointed director shall hold office during the remainder of the term of office of the replaced director, and (ii) in the case of an increase in the number of directors, the appointed director shall hold office until the next meeting of stockholders at which directors are elected.

(b) If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of fifty-one percent (51%) or more of the total voting power entitled to vote may call a special meeting of the stockholders to elect the entire Board of Directors. The term of office of any director shall terminate upon such election of a successor.

Section 2.07 Annual and Regular Meetings. Immediately following the adjournment of, and at the same place as, the annual or any special meeting of the stockholders at which directors are elected other than pursuant to Section 2.06 of this Article, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice, other than this provision, to elect officers and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings.

Section 2.08 Special Meetings. Special meetings of the Board of Directors may be called by the chairman, or if there be no chairman, by the chief executive officer or secretary, and shall be called by the chairman, the chief executive officer or the secretary upon the request of a majority of the directors. If the chairman, or if there be no chairman, both the chief executive officer and secretary, refuses or neglects to call such special meeting, a special meeting may be called by notice signed by a majority of the directors.

Section 2.09 Place of Meetings. Any regular or special meeting of the directors of the corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting, may designate. A waiver of notice signed by directors may designate any place for the holding of such meeting.

Section 2.10 Notice of Meetings. Except as otherwise provided in Section 2.07, there shall be delivered to all directors, at least forty-eight (48) hours before the time of such meeting, a copy of a written notice of any meeting by delivery of such notice personally by mailing such notice postage prepaid or by telegram, overnight courier, or e-mail. Such notice shall be addressed in the manner provided for notice to stockholders in Section 1.04(c). If mailed, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of such meeting shall constitute waiver of notice of the meeting unless such director objects, prior to the transaction of any business, that the meeting was not lawfully called or convened. Attendance for the express purpose of objecting to the transaction of business because the meeting was not properly called or convened shall not constitute presence nor a waiver of notice for purposes hereof.

Section 2.11 Quorum; Adjourned Meetings.

(a) A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

(b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

Section 2.12 Board of Directors' Decisions. The affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

Section 2.13 Telephonic Meetings. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or such committee by means of a telephone conference or similar method of communication by which all persons participating in such meeting can hear each other. Participation in a meeting pursuant to this Section 2.13 constitutes presence in person at the meeting.

Section 2.14 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee. The written consent may be signed in counterparts and must be filed with the minutes of the proceedings of the Board of Directors or committee.

Section 2.15 Powers and Duties.

(a) Except as otherwise restricted in the laws of the State of Nevada or the Articles of Incorporation, the Board of Directors has full control over the affairs of the corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the corporation to any standing or special committee or to any officer or agent and to appoint any persons to be agents of the corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

(b) The Board of Directors may present to the stockholders at annual meetings of the stockholders, and when called for by a majority vote of the stockholders at an annual meeting or a special meeting of the stockholders shall so present, a full and clear report of the condition of the corporation.

(c) The Board of Directors, in its discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called for the purpose of considering any such contract or act, provided a quorum is present.

Section 2.16 Compensation. The directors and members of committees shall be allowed and paid all necessary expenses incurred in attending any meetings of the Board of Directors or committees. Subject to any limitations contained in the laws of the State of Nevada, the Articles of Incorporation or any contract or agreement to which the corporation is a party, directors may receive compensation for their services as directors as determined by the Board of Directors, but only during such times as the corporation may legally declare and pay distributions on its stock, unless the payment of such compensation is first approved by the stockholders entitled to vote for the election of directors.

Section 2.17 Order of Business. The order of business at any meeting of the Board of Directors shall be as follows:

1. Determination of members present and existence of quorum;

2. Reading and approval of the minutes of any previous meeting or meetings;

3. Reports of officers and committeemen;

4. Election of officers (annual meeting);

5. Unfinished business;

6. New business;

7. Adjournment.

ARTICLE III
OFFICERS

Section 3.01 Election. The Board of Directors, at its annual meeting, shall appoint a president, a secretary and a treasurer to hold office for a term of one (1) year or until their successors are duly appointed and qualified. The Board of Directors may, from time to time, by resolution, appoint any other officers or assistant officers of the corporation, including, without limitation, a chairman, a chief executive officer, a chief financial officer, a chief operating officer, a controller, one or more vice presidents, one or more assistant secretaries, and one or more assistant treasurers, and may prescribe their duties and fix their compensation. Any individual may hold two or more offices. The Board of Directors may also, from time to time, by resolution, appoint agents of the corporation, prescribe their duties and fix their compensation.

Section 3.02 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by it with or without cause. Any officer may resign at any time upon written notice to the corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the corporation and such officer or agent.

Section 3.03 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

Section 3.04 Chief Executive Officer. The chief executive officer shall have active executive management of the operations of the corporation, subject to the supervision and control of the Board of Directors. The chief executive officer shall direct the corporate affairs of the corporation, with full power and authority on behalf of the corporation to execute proxies and to execute powers of attorney appointing other entities the agent of the corporation.

Section 3.05 President; Chief Operating Officer. The president and chief operating officer shall report to the chief executive officer and shall have the general powers and duties of management usually vested in that office and such other powers and duties as may be prescribed from time to time by the Board of Directors.

Section 3.06 Vice Presidents. The Board of Directors may elect one or more vice presidents who shall be vested with all the powers and perform all the duties of the president whenever the president is absent, disabled or otherwise unable to act and such other duties as shall be provided in these Bylaws or prescribed by the Board of Directors or the president.

Section 3.07 Secretary. The secretary shall perform all duties incident to the office of secretary, including attending meetings of the stockholders and Board of Directors and keeping, or causing to be kept, the minutes of proceedings thereof in books provided for that purpose. The secretary shall attend to the giving and service of all notices of the corporation, shall have the custody or designate control of the corporate seal, shall affix the corporate seal to all certificates of stock duly issued by the corporation, shall have charge or designate control of stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors or appropriate committee may direct, and shall perform such other duties as these Bylaws may provide or the Board of Directors may prescribe.

Section 3.08 Assistant Secretaries. The Board of Directors may appoint one or more assistant secretaries who shall have such powers and perform such duties as may be provided in these Bylaws or prescribed by the Board of Directors or the secretary.

Section 3.09 Treasurer. The treasurer shall keep correct and complete records of account, showing accurately at all times the financial condition of the corporation and accounts of all monies received and paid on account of the corporation, and shall perform all acts incident to the position of treasurer, subject to the control of the Board of Directors. Whenever required by the Board of Directors, the treasurer shall render a statement of any or all accounts. The treasurer shall have custody of all the funds and securities of the corporation. When necessary or proper, the treasurer shall endorse on behalf of the corporation for collection checks, notes, and other obligations, and shall deposit all monies to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments made by the corporation. The treasurer shall have care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the corporation. The treasurer shall, if required by the Board of Directors, give bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of treasurer and for restoration to the corporation, in the event of the treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer's custody or control and belonging to the corporation. The expense of such bond shall be borne by the corporation. If a chief financial officer of the corporation has not been appointed, the treasurer may be deemed the chief financial officer of the corporation.

Section 3.10 Assistant Treasurers. The Board of Directors may appoint one or more assistant treasurers who shall have such powers and perform such duties as may be prescribed by the Board of Directors or the treasurer. The Board of Directors may require an assistant treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of assistant treasurer, and for restoration to the corporation, in the event of the assistant treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer's custody or control and belonging to the corporation. The expense of such bond shall be borne by the corporation.

Section 3.11 Chairman. The chairman shall preside at the annual meeting of the Board of Directors, discharge all duties incumbent upon the presiding officer and perform such other duties as the Board of Directors may prescribe. If no chairman has been appointed, or if the chairman is absent therefrom, the Board of Directors may appoint a chairman, from among the members of the Board, who may preside over such meeting or, in the absence of any such appointment, the president shall preside at such meeting. The chairman may, if the stockholders so determine, preside at the meetings of the stockholders. If no chairman has been appointed, or if the stockholders determine that the chairman shall not preside at a meeting of the stockholders, or if the chairman elects not to preside at the meeting of the stockholders or is absent therefrom, the stockholders may appoint a chairman, who need not be a stockholder, from among the members of the Board, who may preside over such meeting or, in the absence of any such appointment, the president shall preside at such meeting.

Section 3.12 Execution of Negotiable Instruments, Deeds and Contracts. Unless otherwise required by law or otherwise authorized or directed by these Bylaws or by the Board of Directors, any officer of the corporation may sign all checks, drafts, notes, bonds, bills of exchange, and orders for the payment of money of the corporation; all deeds, mortgages and other written contracts, documents, instruments and agreements to which the corporation shall be a party; and all assignments or endorsements of stock certificates, registered bonds or other securities owned by the corporation. The Board of Directors may designate one or more officers, agents of the corporation or other persons who may, in the name of the corporation, and in lieu of or in addition to the officers, sign such instruments, and may authorize the use of the facsimile signatures of any such persons. Any officer of the corporation shall be authorized to execute all resolutions and orders of the Board of Directors, and to attend, act and vote, or designate another officer or an agent of the corporation to attend, act and vote, at any meetings of the owners of any entity in which the corporation may own an interest or to take action by written consent in lieu thereof. Such officer, at any such meetings or by such written action, shall possess and may exercise on behalf of the corporation any and all rights and powers incident to the ownership of such interest.

ARTICLE IV
CAPITAL STOCK

Section 4.01 Issuance. Shares of the corporation's authorized stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors.

Section 4.02 Certificates. Ownership in the corporation shall be evidenced by certificates for shares of stock in such form as shall be prescribed by the Board of Directors, may be under the seal of the corporation and shall be manually signed by the president or a vice president and/or the secretary or an assistant secretary, and/or by any other officers or agents designated by the Board of Directors for this purpose; provided, however, whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of said officers or agents of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of its officers and agents on its stock certificates, it shall not act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns any stock certificates in both capacities. Each certificate shall contain the name of the record holder, the number, designation, if any, class or series of shares represented, a statement, summary of or reference to any applicable rights, preferences, privileges or restrictions thereon, and a statement, if applicable, that the shares are assessable. All certificates shall be consecutively numbered. If provided by the stockholder, the name, address and federal tax identification number of the stockholder, the number of shares, and the date of issue shall be entered in the stock transfer records of the corporation.

Section 4.03 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

Section 4.04 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, the merger of the corporation with another corporation or the reorganization of the corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

Section 4.05 Transfer of Shares. No transfer of stock shall be valid as against the corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the corporation.

Section 4.06 Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerk and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agent, transfer clerk and/or registrar of transfer.

Section 4.07 Stock Transfer Records. The stock transfer records shall be closed for a period of at least ten (10) days prior to all meetings of the stockholders and shall be closed for the payment of distributions as provided in Article V hereof and during such periods as, from time to time, may be fixed by the Board of Directors, and, during such periods, no stock shall be transferable for purposes of Article V and no voting rights shall be deemed transferred during such periods. Subject to the forgoing limitations, nothing contained herein shall cause transfers during such periods to be void or voidable.

Section 4.08 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the corporation's stock.

ARTICLE V
DISTRIBUTIONS

Section 5.01 Distributions. Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors at any regular or special meeting and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 1.06, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution. The Board of Directors may close the stock transfer books for such purpose for a period of not more than ten (10) days prior to the date of such distribution.

ARTICLE VI
 RECORDS; REPORTS; SEAL; AND FINANCIAL MATTERS

Section 6.01 Records. All original records of the corporation shall be kept by or under the direction of the secretary or at such places as may be prescribed by the Board of Directors.

Section 6.02 Directors' and Officers' Right of Inspection. Every director and officer shall have the absolute right at any reasonable time for a purpose reasonably related to the exercise of such individual's duties to inspect and copy all of the corporation's books, records, and documents of every kind and to inspect the physical properties of the corporation and/or its subsidiary corporations. Such inspection may be made in person or by agent or attorney.

Section 6.03 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

Section 6.04 Fiscal Year-End. The fiscal year-end of the corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

Section 6.05 Reserves. The Board of Directors may create, by resolution, such reserves as the directors may, from time to time, in their discretion, think proper to provide for contingencies, or to equalize distributions or to repair or maintain any property of the corporation, or for such other purpose as the Board of Directors may deem beneficial to the corporation, and the directors may modify or abolish any such reserves in the manner in which they were created.

ARTICLE VII
INDEMNIFICATION

Section 7.01 Indemnification and Insurance.

(a) Indemnification of Directors and Officers.

(i) For purposes of this Article, (A) "Indemnitee" shall mean each director or officer who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving in any capacity at the request of the corporation as a director, officer, employee, agent, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise; and (B) "Proceeding" shall mean any threatened, pending or completed action or suit (including without limitation an action, suit or proceeding by or in the right of the corporation), whether civil, criminal, administrative or investigative.

(ii) Each Indemnitee shall be indemnified and held harmless by the corporation for all actions taken by him or her and for all omissions (regardless of the date of any such action or omission), to the fullest extent permitted by Nevada law, against all expense, liability and loss (including without limitation attorneys' fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding.

(iii) Indemnification pursuant to this Section shall continue as to an Indemnitee who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

(iv) The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the corporation, must be paid, by the corporation or through insurance purchased and maintained by the corporation or through other financial arrangements made by the corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation.

(b) Indemnification of Employees and Other Persons.

The corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees and other persons as though they were Indemnitees.

(c) Non-Exclusivity of Rights.

The rights to indemnification provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise.

(d) Insurance.

The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify him or her against such liability and expenses.

(e) Other Financial Arrangements.

The other financial arrangements which may be made by the corporation may include the following (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation; or (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement made pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

(f) Other Matters Relating to Insurance or Financial Arrangements.

Any insurance or other financial arrangement made on behalf of a person pursuant to this section may be provided by the corporation or any other person approved by the Board of Directors, even if all or part of the other person's stock or other securities is owned by the corporation. In the absence of fraud:

(i) the decision of the Board of Directors as to the propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and

(ii) the insurance or other financial arrangement:

(A)        is not void or voidable; and

(B)
does not subject any director approving it to personal liability for his action, even if a director approving the insurance or other financial arrangement is a beneficiary of the insurance or other financial arrangement.

Section 7.02 Amendment. The provisions of this Article VII relating to indemnification shall constitute a contract between the corporation and each of its directors and officers which may be modified as to any director or officer only with that person's consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article which is adverse to any director or officer shall apply to such director or officer only on a prospective basis and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws (including, without limitation, Article VIII below), no repeal or amendment of these Bylaws shall affect any or all of this Article VII so as to limit or reduce the indemnification in any manner unless adopted by (a) the unanimous vote of the directors of the corporation then serving, or (b) by the stockholders as set forth in Article VIII hereof; provided that no such amendment shall have a retroactive effect inconsistent with the preceding sentence.

ARTICLE VIII
AMENDMENT OR REPEAL

Section 8.01 Amendment or Repeal. Except as otherwise restricted in the Articles of Incorporation or these Bylaws:

(a) Any provision of these Bylaws may be altered, amended or repealed by the Board of Directors at the annual meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment or repeal be contained in the notice of such special meeting.

(b) These Bylaws may also be altered, amended, or repealed at a duly convened meeting of the stockholders by the affirmative vote of the holders of fifty-one percent (51%) of the voting power of the corporation entitled to vote. The stockholders may provide by resolution that any Bylaw provision altered, amended or repealed by them, or any Bylaw provision adopted by them, may not be altered, amended or repealed by the Board of Directors.

ARTICLE IX
CHANGES IN NEVADA LAW

Section 9.01 Changes in Nevada Law. References in these Bylaws to Nevada law or to any provision thereof shall be to such law as it existed on the date these Bylaws were adopted or, if such law is thereafter changed, as such law is thereafter changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the corporation may provide in Article VII hereof, the rights to limited liability, to indemnification and to the advancement of expenses provided in the corporation's Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or officers or to provide broader indemnification rights or rights to the advancement of expenses than the corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.